---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------



                                [PHOTO OMITTED]



                                 Patriot Select
                                 Dividend Trust


                               DECEMBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    -----------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                                Maureen R. Ford
                                Anne C. Hodsdon
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                     President, Chief Operating Officer and
                            Chief Investment Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                           State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110

                           TRANSFER AGENT FOR AUCTION
                            MARKET PREFERRED SHARES
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: DIV

                           FOR SHAREHOLDER ASSISTANCE
                                refer to page 14
                  ---------------------------------------------

====================================CEO CORNER==================================

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to third paragraph.]
--------------------------------------------------------------------------------

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/s/Maureen R. Ford
----------------------------------------------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================


            By Gregory K. Phelps, for the Portfolio Management Team

                              John Hancock Patriot
                             Select Dividend Trust

              Rising interest rates, tax-loss selling spell trouble
              -----------------------------------------------------

                        forpreferreds and utility stocks
                        --------------------------------

While all major stock indices skyrocketed to new highs in the second half of 1999, their gains were generated almost exclusively by high-flying technology, Internet and telecommunications stocks. Most other non-technology stocks, including many of the bluest of blue chips, slumped. Preferred and utility common stocks were left behind as well last year, but we believe they are poised to stage a recovery in 2000.

         The high, fixed dividends that preferred stocks generally pay make them quite sensitive to interest-rate changes, so their prices fell significantly as rates climbed throughout much of 1999. Interest-rate jitters hampered preferred stocks from the outset of the period because investors were on edge, anticipating that the Federal Reserve would raise rates again after just having done so on June 30. Throughout the remainder of the year, continued signs of strong economic growth fanned fears of inflation, an unwelcome visitor because it eats into fixed-income returns. As expected, the Fed raised short-term interest rates two more times for an additional one-half of a percentage point by November in an effort to stem potential inflation pressures that might result from strong economic growth.

         As if rising interest rates weren't bad enough, preferred stocks faced two additional short-term challenges. To lock in current interest rates and to sidestep market-related problems potentially

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Select Dividend Trust. Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"...[preferred stocks'] prices fell significantly as rates climbed throughout much of 1999."

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

"We found a number of compelling values among non-DRD-eligible preferred stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 2%, Industrials 8%, Financials 24%, Utility Common Stocks 30% and Utility Preferred Stocks 36%. A note below the chart reads "As a percentage of net assets on December 31, 1999."]
--------------------------------------------------------------------------------


resulting from the Y2K bug, corporations issued near-record levels of debt and preferred stock in the summer and early fall. Expanding supply added more pressure to the already-strained preferred-stock market. Later in the period, preferreds unsuccessfully battled an unprecedented deluge of "tax-loss selling," marked by investors selling poor performers at a loss to offset capital gains incurred elsewhere in their portfolios.

         Utility common stocks - which made up about 30% of the Fund's net assets at the end of the period - also were weak. Like preferreds, they came under pressure from rising interest rates and tax-loss selling. The dwindling supply of utility common stocks that has resulted from industry consolidation and stock repurchases did little to ease the pain.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Non-DRD-eligible preferreds followed by a down arrow with the phrase "Hard hit by tax-loss selling." The second listing is Utility common stocks followed by a down arrow with the phrase "Tech-loving investors avoid sector." The third listing is Eastern Enterprises followed by an up arrow with the phrase "Acquired by KeySpan." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Performance review

The poor performance of preferred and utility stocks resulted in disappointing returns for John Hancock Patriot Select Dividend Trust. For the six months ended December 31, 1999, the Fund had a total return of -6.98%, at net asset value. For the same period, the Dow Jones Utilities Average - which tracks theperformance of 15 electric and natural gas companies - returned -8.91%.

         The vast majority of our preferred stock holdings performed in line with their peers, which meant they lost significant ground during the period. As we mentioned earlier, preferreds' problems stemmed from rising rates and a supply glut, rather than from fundamental issues with the underlying companies. Given the strength of the economy, most of the Fund's holdings continued to post positive financial results. That said, the negative investment backdrop overwhelmed the companies' strong fundamentals.

Stalwart holdings

There were a few exceptions on the upside. Among our utility common holdings, NSTAR, the parent company of Boston Edison, performed reasonably well. The company has partnered with RCN to build out a fiber-optics network. Of all the unregulated operations electric utilities are pursuing to boost earnings growth, we think fiber optics offers the biggest potential. That helps explain why we favor companies such as NSTAR, Potomac Electric Power, TDS and Montana Power. The ongoing merger and acquisition activity in the utilities industry helped power our holdings in Eastern Enterprises, which was acquired by KeySpan Corp.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended December 31, 1999." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -6.98% total return for John Hancock Patriot Select Dividend Trust. The second bar represents the -8.91% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

Financials

Expected merger and acquisition activity, coupled with their relatively high yields, are the main reasons why we continued to hold onto some preferreds in the financial sector, specifically Lehman Brothers and Bear Stearns. With the repeal of the Glass-Steagall Act - which once prevented banks, insurers and brokers from merging - we believe the stage is set for some of our financial services holdings to be merged or acquired.

New opportunities

We found a number of compelling values among non-DRD-eligible preferred stocks, which were the main object of the wave of indiscriminate tax-loss selling. Generally speaking, we prefer to concentrate on preferred stocks eligible for the dividends received deduction (DRD), which offer distinct advantages to corporate investors, and as such, remain in fairly constant demand.

But recently, some non-DRD-eligible preferreds that are callable - or redeemable by their issuers in the next six to 12 months - were priced so cheaply and offered such high yields that we felt they were too good to pass up. We concentrated on those that sold at a significant discount to their par value and offered almost unprecedented amounts of yield as a result. These holdings offer the potential to see their prices appreciate to their par value if they are called.

Outlook

As always, the fate of preferred stocks and utility common stocks largely will be determined by the interest-rate backdrop. Our view is that the Federal Reserve could hike rates again early on, which may result in continued volatility for the preferred and utility sectors in the short term. But beyond that, we're hopeful that previous interest-rate hikes will have their intended effect of slowing the economy later in the year and providing a better interest-rate environment.

         Investors appear to have already factored much higher interest rates than we believe will transpire into the prices of preferred and utility stocks. So from that perspective alone, we think preferreds and utility common stocks are attractively valued. Add to that the abatement of tax-loss selling and oversupply, and we believe the makings of better performance lie ahead.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

"...we believe the makings of better performance lie ahead."

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $149,850,359).......................   $145,484,683
  Common stocks (cost - $63,170,520) ..........................     64,018,079
  Short-term investments (cost - $770,561) ....................        770,561
                                                                --------------
                                                                   210,273,323
 Dividends receivable .........................................      1,098,519
 Other assets .................................................         35,285
                                                                --------------
                                  Total Assets ................    211,407,127
                                  --------------------------------------------
Liabilities:
 AMPS dividend payable ........................................         29,171
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................        206,669
 Accounts payable and accrued expenses ........................         58,781
                                                                --------------
                                  Total Liabilities ...........        294,621
                                  --------------------------------------------
Net Assets:
 Auction Market Preferred Shares Stock
  Series A (AMPS) - Without par value, unlimited
  number of shares of beneficial interest authorized,
  700 shares issued, liquidation preference of
  $100,000 per share - Note A .................................     70,000,000
                                                                --------------
 Common Shares - Without par value, unlimited
  number of shares of beneficial interest authorized,
  9,885,027 shares issued and outstanding .....................    141,881,450
 Accumulated net realized gain on investments .................      1,007,698
 Net unrealized depreciation of investments ...................     (3,515,779)
 Undistributed net investment income ..........................      1,739,137
                                                                --------------
Net Assets applicable to Common Shares:
 ($14.28 per share based on 9,885,027
 shares outstanding) ..........................................    141,112,506
                                                                --------------
                                  Net Assets ..................   $211,112,506
                                  ============================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends ....................................................     $7,475,492
 Interest .....................................................         44,795
                                                                --------------
                                                                     7,520,287
                                                                --------------
 Expenses:
  Investment management fee - Note B ..........................        890,689
  Administration fee - Note B .................................        167,004
  AMPS and auction fees .......................................         99,121
  Custodian fee ...............................................         34,946
  Printing and postage ........................................         27,489
  Auditing fee ................................................         26,263
  Transfer agent fee ..........................................         23,871
  Miscellaneous ...............................................         15,921
  Trustees' fees ..............................................          7,818
  Legal fees ..................................................          1,221
                                                                --------------
                                  Total Expenses ..............      1,294,343
                                  --------------------------------------------
                                  Net Investment Income .......      6,225,944
                                  --------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ........................        598,824
 Change in net unrealized appreciation/depreciation
  of investments ..............................................    (17,132,959)
                                                                --------------
                                  Net Realized and Unrealized
                                  Loss on Investments .........    (16,534,135)
                                  --------------------------------------------
                                  Net Decrease in Net Assets
                                  Resulting from Operations ...    (10,308,191)
                                  ============================================
                                  Distribution to AMPS
                                  Shareholders ................     (1,441,242)
                                  --------------------------------------------
                                  Net Decrease in Net Assets
                                  Applicable to Common
                                  Shareholders Resulting from
                                  Operations Less AMPS
                                  Distributions ...............   ($11,749,433)
                                  ============================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                                   SIX MONTHS ENDED
                                                                                                YEAR ENDED        DECEMBER 31, 1999
                                                                                              JUNE 30, 1999          (UNAUDITED)
                                                                                              -------------       -----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ......................................................................   $12,408,063            $6,225,944
 Net realized gain on investments sold ......................................................     2,038,353               598,824
 Change in net unrealized appreciation/depreciation of investments ..........................    (9,897,925)          (17,132,959)
                                                                                              -------------         -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...........................     4,548,491           (10,308,191)
                                                                                              -------------         -------------
Distributions to Shareholders:
 AMPS ($4,121 and $2,059 per share, respectively) - Note A ..................................    (2,885,045)           (1,441,242)
 Common Shares - Note A
  Dividends from net investment income ($1.1264 and $0.5400 per share, respectively) ........   (11,134,302)           (5,337,228)
  Distribution in excess of net investment income ($0.1107 and none per share, respectively)     (1,094,209)                  -
                                                                                              -------------         -------------
   Total Distributions to Shareholders ......................................................   (15,113,556)           (6,778,470)
                                                                                              -------------         -------------
Net Assets:
 Beginning of period ........................................................................   238,764,232           228,199,167
                                                                                              -------------         -------------
 End of period (including undistributed net investment income of $2,291,663 and
  $1,739,137, respectively) .................................................................  $228,199,167          $211,112,506
                                                                                              =============         =============

Analysis of Common Shareholder Transactions:
                                                                                                          SIX MONTHS ENDED
                                                                             YEAR ENDED                   DECEMBER 31, 1999
                                                                           JUNE 30, 1999                     (UNAUDITED)
                                                                     -------------------------      -----------------------------
                                                                        SHARES       AMOUNT            SHARES         AMOUNT
                                                                     ------------ ------------      ------------  ---------------
 Shares outstanding, beginning of period..........................    9,885,027  $140,538,208       9,885,027        $141,881,450
 Reclassification of net realized long-term gains retained on investments sold
  (net of federal income taxes of $798,703 and none, respectively)        -         1,483,305           -                 -
 Reclassification of capital accounts ............................        -          (140,063)          -                 -
                                                                    ----------  -------------     -----------     ---------------
 Shares outstanding, end of period ...............................   9,885,027   $141,881,450       9,885,027        $141,881,450
                                                                    ==========  =============     ===========     ===============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7



==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED JUNE 30,              SIX MONTHS ENDED
                                                                   ----------------------------------------------- DECEMBER 31, 1999
                                                                    1995     1996      1997      1998      1999       (UNAUDITED)
                                                                   -------  -------  --------  --------  --------- -----------------
Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...........................   $13.17   $14.56    $15.05    $15.60    $17.07        $16.00
                                                                  -------- --------  --------  --------  --------      --------
 Net Investment Income ..........................................     1.62     1.50      1.42      1.38      1.26          0.63
 Net Realized and Unrealized Gain (Loss) on Investments .........     1.31     0.53      0.65      1.62     (0.80)        (1.66)
                                                                  -------- --------  --------  --------  --------      --------
  Total from Investment Operations ..............................     2.93     2.03      2.07      3.00      0.46         (1.03)
                                                                  -------- --------  --------  --------  --------      --------
 Less Distributions:
 Dividends to AMPS Shareholders .................................    (0.30)   (0.30)    (0.28)    (0.29)    (0.29)        (0.15)
 Distributions to Common Shareholders from Net Investment Income     (1.24)   (1.13)    (1.24)    (1.24)    (1.13)        (0.54)
 Distributions to Common Shareholders
  in Excess of Net Investment Income ............................     -        -         -         -        (0.11)         -
 Distributions to Common Shareholders
  from Net Realized Short-Term Gain on Investments ..............     -       (0.11)     -         -         -             -
                                                                  -------- --------  --------  --------  --------      --------
  Total Distributions ...........................................    (1.54)   (1.54)    (1.52)    (1.53)    (1.53)        (0.69)
                                                                  -------- --------  --------  --------  --------      --------
 Net Asset Value, End of Period .................................   $14.56   $15.05    $15.60    $17.07    $16.00        $14.28
                                                                  ======== ========  ========  ========  ========      ========

 Per Share Market Value, End of Period ..........................  $13.875  $14.250   $14.313   $15.500   $13.813       $11.625
 Total  Investment  Return at Market  Value .....................   19.73%   11.83%     9.38%    17.26%    (3.56%)      (12.28%)(5)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares,
  End of Period (000s omitted) .................................. $143,914 $148,731  $154,214  $168,764  $158,199      $141,113
 Ratio of Expenses to Average Net Assets (1) ....................    1.96%    1.85%     1.81%     1.68%     1.72%         1.70%(6)
 Ratio of Net Investment Income to Average Net Assets (2) .......   12.20%   10.00%     9.33%     8.38%     7.51%         8.16%(6)
 Portfolio Turnover Rate ........................................     107%      49%       47%       41%       30%            8%

Senior Securities
 Total AMPS Outstanding (000s omitted) ..........................  $70,000  $70,000   $70,000   $70,000   $70,000       $70,000
 Asset Coverage per Unit (3) .................................... $305,754 $306,112  $318,281  $338,876  $329,508      $298,465
 Involuntary Liquidation Preference per Unit (4) ................ $100,000 $100,000  $100,000  $100,000  $100,000      $100,000
 Approximate Market Value per Unit (4) .......................... $100,000 $100,000  $100,000  $100,000  $100,000      $100,000

(1) Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.29%, 1.25%, 1.24%, 1.18%, 1.21% and 1.16%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 7.96%, 6.79%, 6.36%, 5.86%, 5.28% and 5.58%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Not annualized.
(6) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8


==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

Schedule of Investments
DEcember 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Select Dividend Trust on December 31, 1999. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         -----

PREFERRED STOCKS
Agricultural Operations (1.67%)
 Ocean Spray Cranberries, Inc., 6.25%,
  Ser A (R) .................................        40,000          $3,535,000
                                                                     ----------
Automobile/Trucks (2.07%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ..................       170,000           4,377,500
                                                                     ----------
Banks - Foreign (0.65%)
 Australia and New Zealand Banking Group
  Ltd., 9.125% (Australia) ..................        55,000           1,371,562
                                                                     ----------
Banks - United States (7.07%)
 ABN AMRO North America, Inc.,  6.59%,
  Ser H (R) .................................         1,000             923,750
 Chase Manhattan Corp., 10.84%,
  Ser C .....................................        77,300           2,106,425
 FleetBoston Financial Corp.,  6.75%,
  Ser VI ....................................       119,000           5,831,000
 FleetBoston Financial Corp., 9.35%,
  Depositary Shares .........................       165,000           4,114,687
 Republic New York Corp., $2.8575 ...........        45,000           1,957,500
                                                                     ----------
                                                                     14,933,362
                                                                     ----------
Broker Services (8.02%)
 Bear Stearns Companies, Inc., 5.49%,
  Ser G .....................................       116,400           4,423,200
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ..................       143,689           5,891,249
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ..................       107,650           3,182,403
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares .........................        66,000           3,432,000
                                                                     ----------
                                                                     16,928,852
                                                                     ----------

                                                                        MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         -----

Diversified Operations (0.31%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ..........................        25,000            $651,562
                                                                     ----------
Finance (7.04%)
 Citigroup, Inc., 6.213%, Ser G .............        44,000           1,892,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ..................        92,400           4,273,500
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ..................       165,000           4,269,375
 SI Financing Trust I, 9.50%, Gtd Pfd Sec
  & Purchase Contract .......................        41,700           1,063,350
 SLM Holding Corp., 6.97% ...................        70,000           3,363,500
                                                                     ----------
                                                                     14,861,725
                                                                     ----------
Leasing Companies (1.27%)
 AMERCO, 8.50%,
  Ser A .....................................       105,000           2,677,500
                                                                     ----------
Oil & Gas (4.57%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares .........................         5,000             391,250
 Apache Corp., 5.68%,
  Depositary Shares, Ser B ..................        30,924           2,568,517
 Devon Energy Corp., 6.49%, Ser A ...........        51,000           4,525,026
  Lasmo America Ltd., 8.15% (R) .............        20,000           2,152,580
                                                                     ----------
                                                                      9,637,373
                                                                     ----------
Utilities (36.24%)
 Alabama Power Co., 5.20% ...................       225,000           4,528,125
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 ..................................        10,000           1,042,130
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ..................................        40,000           4,210,200
 Boston Edison Co., 4.25% ...................        42,366           2,713,458
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .....................................       183,500           9,633,750
 Entergy Gulf States Capital 1, 8.75%,
  Ser A .....................................        87,100           1,818,212
 Florida Power & Light Co., 6.75%,
  Ser U .....................................        25,000           2,618,600
 FPC Capital I, 7.10%, Ser A ................        53,000           1,103,062
 Hawaiian Electric Industries Capital Trust I,
  8.36% .....................................        50,000           1,053,125
 Indianapolis Power & Light Co., 5.65% ......        15,000           1,299,450


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9


==============================FINANCIAL STATEMENTS==============================

               John Hancock Funds - Patriot Select Dividend Trust

                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         -----

Utilities (continued)
 Massachusetts Electric Co., 6.99% ..........        13,500          $1,437,750
 Monongahela Power Co., 7.73%, Ser L ........        44,000           4,705,976
 Montana Power Co., $6.875 ..................        36,500           3,867,358
 PSI Energy, Inc., 6.875% ...................        48,000           5,057,232
 Public Service Electric & Gas Co., 6.92% ...        14,625           1,537,424
 Puget Sound Energy, Inc., 7.45%, Ser II ....       165,140           4,293,640
 Sierra Pacific Power Capital I, 8.60% ......        30,000             708,750
 Sierra Pacific Power Co., 7.80%,
  Ser 1 (Class A) ...........................       183,600           4,918,093
 South Carolina Electric & Gas Co.,
  6.52% .....................................        50,000           5,075,000
 Southern Union Financing I, 9.48% ..........        59,000           1,460,250
 TDS Capital Trust I, 8.50% .................       142,800           3,034,500
 TDS Capital Trust II, 8.04% ................        54,400           1,081,200
 Texas Utilities Electric Co., $1.875,
  Depositary Shares, Ser A ..................       102,000           2,575,500
 Texas Utilities Electric Co., $7.98 ........        29,200           2,989,350
 UtiliCorp Capital, L.P., 8.875%, Ser A .....        70,000           1,588,125
 Virginia Electric & Power Co., $6.98 .......        10,500           1,105,167
 Virginia Electric & Power Co., $7.05 .......        10,000           1,054,820
                                                                     ----------
                                                                     76,510,247
                                                                     ----------
                       TOTAL PREFERRED STOCKS
                          (Cost $149,850,359)       (68.91%)        145,484,683
                                                 -----------      -------------

COMMON STOCKS
 Utilities (30.32%)
 Alliant Energy Corp. .......................       158,000           4,345,000
 Ameren Corp. ...............................        30,000             982,500
 CH Energy Group, Inc. ......................        97,800           3,227,400
 CMP Group, Inc. ............................        36,250             999,141
 Conectiv, Inc. (Class A) ...................        33,350             987,994
 Consolidated Edison, Inc. ..................        55,000           1,897,500
 Dominion Resources, Inc. ...................        46,000           1,805,500
 DPL, Inc. ..................................       237,000           4,103,062
 DTE Energy Co. .............................        89,900           2,820,612
 Duke Energy Corp. ..........................        22,500           1,127,812
 Eastern Enterprises ........................        55,400           3,182,037
 Florida Progress Corp. .....................        20,000             846,250
 Hawaiian Electric Industries, Inc. .........        28,900             834,487
 Kansas City Power & Light Co. ..............        40,000             882,500
 KeySpan Corp. ..............................        50,000           1,159,375
 Kinder Morgan, Inc. ........................        25,500             514,781
 LG&E Energy Corp. ..........................        56,150             979,116
 Montana Power Co. ..........................       176,800           6,375,850
 New England Electric System ................        87,950           4,551,413
 Northern States Power Co. ..................        55,000           1,072,500

                                                                        MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES         VALUE
-------------------                            ----------------         -----

Utilities (continued)
 NSTAR ......................................        70,000          $2,835,000
 OGE Energy Corp. ...........................        85,000           1,615,000
 Potomac Electric Power Co. .................        92,800           2,128,600
 Puget Sound Energy, Inc. ...................       170,500           3,303,438
 Reliant Energy, Inc. .......................        94,700           2,166,263
 Sempra Energy ..............................        31,000             538,625
 Sierra Pacific Resources ...................        75,000           1,298,438
 Southern Co. ...............................        15,000             352,500
 TECO Energy, Inc. ..........................       142,750           2,649,797
 UtiliCorp United, Inc. .....................       105,000           2,040,938
 Western Resources, Inc. ....................        84,700           1,439,900
 WPS Resources Corp. ........................        38,000             954,750
                                                                     ----------
                          TOTAL COMMON STOCKS
                           (Cost $63,170,520)       (30.32%)         64,018,079
                                                -----------        ------------

                                     INTEREST      PAR VALUE
                                       RATE      (000s OMITTED)
                                     --------   ---------------

SHORT-TERM INVESTMENTS
Commercial Paper (0.37%)
 Chevron USA, Inc.,
  Due 01-03-00 .....................   3.50%           $771             770,561
                                                                   ------------
                TOTAL SHORT-TERM INVESTMENTS         (0.37%)            770,561
                                                   ---------       ------------
                           TOTAL INVESTMENTS        (99.60%)        210,273,323
                                                   ---------       ------------
           OTHER ASSETS AND LIABILITIES, NET         (0.40%)            839,183
                                                   ---------       ------------
                            TOTAL NET ASSETS       (100.00%)       $211,112,506
                                                   =========       ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,611,330 or 3.13% of net assets as of December 31, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Select Dividend Trust


(UNAUDITED)

NOTE A -

ACCOUNTING POLICIES

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to Federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1999, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate, which was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.82% to 5.00% during the period ended December 31, 1999.

         The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Patriot Select Dividend Trust

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1999, aggregated $20,504,681 and $17,660,673, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1999.

         The cost of investments owned at December 31, 1999 (including the short-term investments) for federal income tax purposes was $213,938,415. Gross unrealized appreciation and depreciation of investments aggregated $11,545,604 and $15,210,696, respectively, resulting in net unrealized depreciation of $3,665,092.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that the preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such a dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers have taken steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning John Hancock Patriot Select Dividend Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone:  (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

======================================NOTES=====================================

               John Hancock Funds - Patriot Select Dividend Trust

================================================================================

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